UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2025

Voyager Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37625	46-3003182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 259-5340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VYGR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Voyager Therapeutics, Inc. (“Voyager”) held on June 3, 2025 (the “2025 Annual Meeting”), Voyager’s stockholders approved the 2025 Stock Incentive Plan (the “2025 Stock Incentive Plan”) and the Amended and Restated 2015 Employee Stock Purchase Plan (the “Amended and Restated 2015 Employee Stock Purchase Plan”), each of which had previously been adopted by Voyager’s Board of Directors subject to stockholder approval.

Descriptions of the 2025 Stock Incentive Plan contained on pages 12 to 26 and the Amended and Restated 2015 Employee Stock Purchase Plan contained on pages 27 to 31 of Voyager’s Proxy Statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on April 23, 2025, are incorporated herein by reference. Complete copies of the 2025 Stock Incentive Plan and the Amended and Restated 2015 Employee Stock Purchase Plan are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2025 Annual Meeting.

(a)	Voyager’s stockholders elected Grace E. Colón, Ph.D., Catherine J. Mackey, Ph.D., Glenn Pierce, M.D., Ph.D., and George Scangos, Ph.D., each to serve as a Class I director until the 2028 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, subject to his or her earlier death, resignation, or removal. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Grace E. Colón, Ph.D.	38,209,235	1,688,859	8,531,070
Catherine J. Mackey, Ph.D.	38,216,364	1,681,730	8,531,070
Glenn Pierce, M.D., Ph.D.	38,123,609	1,774,485	8,531,070
George Scangos, Ph.D.	33,177,695	6,720,399	8,531,070

(b)	Voyager’s stockholders approved a non-binding, advisory proposal regarding the compensation of Voyager’s named executive officers. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
37,755,432	2,034,622	108,040	8,531,070

(c)	Voyager’s stockholders ratified the appointment of Ernst & Young LLP as Voyager’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
48,137,216	249,172	42,776	—

(d)	Voyager’s stockholders approved the 2025 Stock Incentive Plan. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
28,582,188	11,275,604	40,302	8,531,070

(e)	Voyager’s stockholders approved the Amended and Restated 2015 Employee Stock Purchase Plan. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
36,532,540	3,326,824	38,730	8,531,070

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Voyager Therapeutics, Inc. 2025 Stock Incentive Plan, incorporated herein by reference to Appendix A to Voyager’s definitive proxy statement, filed with the Securities and Exchange Commission on April 23, 2025.
99.2	Voyager Therapeutics, Inc. Amended and Restated 2015 Employee Stock Purchase Plan, incorporated herein by reference to Appendix B to Voyager’s definitive proxy statement, filed with the Securities and Exchange Commission on April 23, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2025	VOYAGER THERAPEUTICS, INC.

	By:	/s/ Alfred Sandrock, M.D., Ph.D.
Alfred Sandrock, M.D., Ph.D.
Chief Executive Officer, President, and Director (Principal Executive Officer)

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